FIRST BANKING CENTER, INC.

                              400 Milwaukee Avenue
                           Burlington, Wisconsin 53105
                                 (262) 763-3581

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 APRIL 17, 2001

To the Stockholders of First Banking Center, Inc.

Notice is hereby given that the Annual Meeting of Stockholders of First Banking Center, Inc., Burlington, Wisconsin, pursuant to action of the Board of Directors, will be held at the Banking House, 400 Milwaukee Avenue, Burlington, Wisconsin, on the 17th day of April, 2001, at 1:30 P.M. for the purpose of considering and voting upon the following matters:

    I.)     Election of 3 directors as described in the accompanying Proxy
            Statement.

   II.) Ratification of a proposed amendment of the 1994 Incentive Stock Plan as described in the accompanying Proxy Statement.

  III.) Such other business as many properly come before the meeting or any adjournments thereof.

Only stockholders of record at the close of business on March 2, 2001 will be entitled to notice of and to vote at the Annual Meeting of April 17, 2001, or any adjournment(s) thereof.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ John S. Smith

John S. Smith
Secretary

Burlington, Wisconsin
March 16, 2001

YOU ARE REQUESTED TO PLEASE FILL IN, SIGN, DATE AND RETURN THE PROXY SUBMITTED HEREWITH IN THE ENCLOSED ENVELOPE. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY OR TO VOTE IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THE MEETING.

                                 REVOCABLE PROXY
                           FIRST BANKING CENTER, INC.

This Proxy is solicited by the Board of Directors of First Banking Center, Inc. For The Annual Meeting of Stockholders April 17, 2001.

The undersigned hereby constitutes and appoints Carol Lois and Ted Costoff, and each of them, with full power to act alone and with power of substitution, to be the true and lawful attorney and proxy of the undersigned to vote at the Annual Meeting of Shareholders of First Banking Center, Inc. to be held at the Banking House, 400 Milwaukee Avenue, Burlington, Wisconsin on April 17, 2001 at 1:30 P.M., or at any adjournment(s) thereof, the shares of stock which the undersigned would be entitled to vote at that meeting and at any adjournment(s) thereof, as indicated below. The undersigned hereby revokes any proxy heretofore given and ratifies all that said attorneys and proxies or their substitutes may do by virtue hereof.

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

1. ELECTION OF DIRECTORS

The three persons listed below have been nominated for election as directors as discussed in the Proxy Statement dated March 16, 2001 attached hereto:

  David Boilini              Thomas Laken, Jr.             Daniel T. Jacobson

                                With-    For All
                         For    hold     Except
                         |  |   |  |     |  |

INSTRUCTIONS: To withhold authority for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE THREE PERSONS LISTED ABOVE.

2. RATIFICATION OF THE PROPOSED AMENDMENT OF THE 1994 INCENTIVE STOCK PLAN, AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

                         For    Against  Abstain
                         |  |   |  |     |  |

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE PROPOSED AMENDMENT OF THE 1994 INCENTIVE STOCK PLAN


Please be sure to sign and date
this Proxy in the box below

       -------------------------------
       Date
       -------------------------------
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Stockholder sign above               Co-holder (if any) sign above

If any additional matters are properly presented, the persons named in the proxy will have the discretion to vote in accordance with their own judgment in such matters. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY WRITTEN NOTICE TO THE SECRETARY OF THE CORPORATION OR BY SUBMITTING A LATER-DATED PROXY, OR BY ATTENDING THE ANNUAL MEETING. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS GIVEN BY THE STOCKHOLDER, BUT IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED TO ELECT THE 3 PERSONS LISTED ABOVE AND FOR RATIFICATION OF THE AMENDMENT OF THE 1994 INCENTIVE STOCK PLAN.

The above signed hereby acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement both dated March 16, 2001 and enclosed herein. Please sign your name exactly as it appears on the Proxy. In signing as Executor, Administrator, Personal Representative, Guardian, Trustee, or Attorney, please add your title as such. All joint owners should sign.

           PLEASE ACT PROMPTLY SIGN, DATE & MAIL YOUR PROXY CARD TODAY

HAS YOUR ADDRESS CHANGED?

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